Exhibit 99.3

                                    Pro Forma

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet combines the consolidated historical balance sheet of Beijing Origin Seed Technology, Inc. and Subsidiaries ("Beijing Origin") and the historical balance sheet of Chardan Capital Acquisition Corp. ("Chardan") as of September 30, 2004, giving effect to the transaction described in the Stock Purchase Agreement dated December 20, 2004 (the "Transaction") as if it had occurred September 30, 2004.

The following unaudited pro forma condensed consolidated statements of operations combine the historical statements of operations of Beijing Origin for the year ended December 31, 2003 and Chardan for the period from December 5, 2003 (inception) and December 31, 2003, and the historical statements of operations of Beijing Origin and Chardan for the nine months ended September 30, 2004, giving effect to the Transaction as if it had occurred on January 1, 2003.

The unaudited pro forma condensed consolidated balance sheet at September 30, 2004 and the statement of operations for the nine-month period ended September 30, 2004 has been prepared using two different levels of approval of the Transaction by the Chardan stockholders, as follows:

      o Assuming Maximum Approval: This presentation assumes that 100% of Chardan stockholders approve the Transaction; and

      o Assuming Minimal Approval: This presentation assumes that only 80.1% of Chardan stockholders approve the Transaction.

We are providing this information to aid you in your analysis of the financial aspects of the Transaction. The unaudited pro forma condensed consolidated financial statements described above should be read in conjunction with the historical financial statements of Beijing Origin and Chardan and the related notes thereto. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Transaction taken place on the dates noted, or the future financial position or operating results of the combined company.

The unaudited pro forma condensed consolidated financial statements were prepared treating the Transaction as a reverse acquisition under the purchase method of accounting with Beijing Origin treated as the acquirer. Since Chardan is not an operating company, the Transaction is treated as the issuance of shares of Beijing Origin for the net tangible assets (consisting principally of cash) of Chardan. Therefore, no goodwill has been recorded in the Transaction.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            ASSUMING MAXIMUM APPROVAL
                               SEPTEMBER 30, 2004

                                                      Beijing                          Pro Forma                   Pro forma
                                                       Origin          Chardan        Adjustments                  Combined
                                                    -----------      -----------      ------------                -----------
                                                                     (unaudited)
                        ASSETS
Current Assets:
     Cash and cash equivalents                      $ 4,589,750      $   222,679      $ 20,642,283    (a)         $15,704,712
                                                                                        (9,750,000)   (b)
     Investments held in trust                                        20,642,283       (20,642,283)   (a)                  --
     Due from related parties                            60,411                                                        60,411
     Advances to growers                                554,542                                                       554,542
     Advances to suppliers                              811,758                                                       811,758
     Inventories                                     11,480,907                                                    11,480,907
     Prepaid expenses and other current assets          775,517           58,819                                      834,336
                                                    -----------      -----------      ------------                -----------
        Total Current Assets                         18,272,885       20,923,781        (9,750,000)                29,446,666

Land use rights, net                                  1,367,382                                                     1,367,382
Plant and equipment, net                              7,364,095                                                     7,364,095
Equity investment                                           817                                                           817
Acquired intangible assets, net                         383,727                                                       383,727
Deferred income tax assets                              205,473                                                       205,473
Other assets                                             70,532                                                        70,532

                                                    -----------      -----------      ------------                -----------
Total assets                                        $27,664,911      $20,923,781      $ (9,750,000)               $38,838,692
                                                    ===========      ===========      ============                ===========

         LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Short term borrowings                          $ 2,416,451                                                   $ 2,416,451
     Accounts payable                                 1,237,661                                                     1,237,661
     Due to growers                                     506,954                                                       506,954
     Due to officers and related parties                404,625           24,366           250,000    (b)             678,991
     Advances from customers                          8,026,084                                                     8,026,084
     Deferred interest                                                    22,945           (22,945)   (c1)                 --
     Other payables and accrued expenses                806,409           62,241                                      868,650
                                                    -----------      -----------      ------------                -----------
        Total Current Liabilities                    13,398,184          109,552           227,055                 13,734,791

Other long-term liabilities                             346,978                                                       346,978
                                                    -----------      -----------      ------------                -----------
        Total Liabilities                            13,745,162          109,552           227,055                 14,081,769

                                                    -----------      -----------      ------------                -----------
Common stock subject to redemption                                     4,103,450        (4,103,450)   (c1)                 --
                                                    -----------      -----------      ------------                -----------

Minority Interests                                      443,032                           (443,032)   (f)             352,449
                                                    -----------      -----------                                  -----------
                                                                                           352,449    (f)
                                                                                      ------------
Shareholders' equity (deficiency):
     Common stock                                    12,082,256              490       (12,082,256)   (d)               1,510
                                                                                             1,020    (d)
     Additional paid-in capital                                       17,163,483         4,103,450    (c1)         22,917,920
                                                                                         1,650,987    (b)(d)(e)
     Retained earnings (accumulated deficit)          1,394,461         (453,194)           22,945    (c1)          1,485,044
                                                                                           430,249    (e)
                                                                                           443,032    (f)
                                                                                          (352,449)   (f)
                                                    -----------      -----------      ------------                -----------
Total shareholders' equity                           13,476,717       16,710,779        (5,783,022)                24,404,474
                                                    -----------      -----------      ------------                -----------

Total liabilities and shareholders' equity          $27,664,911      $20,923,781      $ (9,750,000)               $38,838,692
                                                    ===========      ===========      ============                ===========

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            ASSUMING MINIMUM APPROVAL
                               SEPTEMBER 30, 2004

                                                      Beijing                          Pro Forma                   Pro forma
                                                       Origin          Chardan        Adjustments                  Combined
                                                    -----------      -----------      ------------                -----------
                                                                     (unaudited)
                       ASSETS
Current Assets:
     Cash and cash equivalents                      $ 4,589,750      $   222,679      $ 20,642,283    (a)         $11,578,317
                                                                                        (9,750,000)   (b)
                                                                                        (4,126,395)   (c2)
     Investments held in trust                                        20,642,283       (20,642,283)   (a)                  --
     Due from related parties                            60,411                                                        60,411
     Advances to growers                                554,542                                                       554,542
     Advances to suppliers                              811,758                                                       811,758
     Inventories                                     11,480,907                                                    11,480,907
     Prepaid expenses and other current assets          775,517           58,819                                      834,336
                                                    -----------      -----------      ------------                -----------
        Total Current Assets                         18,272,885       20,923,781       (13,876,395)                25,320,271

Land use rights, net                                  1,367,382                                                     1,367,382
Plant and equipment, net                              7,364,095                                                     7,364,095
Equity investment                                           817                                                           817
Acquired intangible assets, net                         383,727                                                       383,727
Deferred income tax assets                              205,473                                                       205,473
Other assets                                             70,532                                                        70,532

                                                    -----------      -----------      ------------                -----------
Total assets                                        $27,664,911      $20,923,781      $(13,876,395)               $34,712,297
                                                    ===========      ===========      ============                ===========

        LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Short term borrowings                          $ 2,416,451                                                   $ 2,416,451
     Accounts payable                                 1,237,661                                                     1,237,661
     Due to growers                                     506,954                                                       506,954
     Due to officers and related parties                404,625           24,366           250,000    (b)             678,991
     Advances from customers                          8,026,084                                                     8,026,084
     Deferred interest                                                    22,945           (22,945)   (c2)                 --
     Other payables and accrued expenses                806,409           62,241                                      868,650
                                                    -----------      -----------      ------------                -----------
        Total Current Liabilities                    13,398,184          109,552           227,055                 13,734,791

Other long-term liabilities                             346,978                                                       346,978
                                                    -----------      -----------      ------------                -----------
        Total Liabilities                            13,745,162          109,552           227,055                 14,081,769
                                                    -----------      -----------      ------------                -----------

Common stock subject to redemption                                     4,103,450        (4,103,450)   (c2)                 --
                                                    -----------      -----------      ------------                -----------

Minority Interests                                      443,032                           (443,032)   (f)             352,449
                                                    -----------      -----------                                  -----------
                                                                                           352,449    (f)
                                                                                      ------------

Shareholders' equity (deficiency):
     Common stock                                    12,082,256              490       (12,082,256)   (d)               1,510
                                                                                             1,020    (d)
     Additional paid-in capital                                       17,163,483         1,628,042    (b)(d)(e)    18,791,525
     Retained earnings (accumulated deficit)          1,394,461         (453,194)          453,194    (e)           1,485,044
                                                                                           443,032    (f)
                                                                                          (352,449)   (f)
                                                    -----------      -----------      ------------                -----------
Total shareholders' equity                           13,476,717       16,710,779        (9,909,417)                20,278,079
                                                    -----------      -----------      ------------                -----------

Total liabilities and shareholders' equity          $27,664,911      $20,923,781      $(13,876,395)               $34,712,297
                                                    ===========      ===========      ============                ===========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                            ASSUMING MAXIMUM APPROVAL
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                      Beijing                          Pro Forma           Pro forma
                                                       Origin          Chardan        Adjustments          Combined
                                                    -----------      -----------      ------------        -----------
                                                                     (unaudited)
Revenues                                            $25,726,161                                           $25,726,161
Cost of revenues                                     15,957,205                                            15,957,205
                                                    -----------                                           -----------
Gross Profit                                          9,768,956                                             9,768,956
                                                    -----------                                           -----------
Operating expenses
   Selling and marketing expenses                     1,851,401                                             1,851,401
   General and administrative expenses                1,987,808        544,697                              2,532,505
   Research and development expenses                    553,824                                               553,824
                                                    -----------      ---------                            -----------
Total operating expenses                              4,393,033        544,697                              4,937,730
                                                    -----------      ---------                            -----------
Income from operations                                5,375,923       (544,697)                             4,831,226
Interest expense                                        (61,728)                                              (61,728)
Interest income                                          31,328         92,038           22,945    (c1)       146,311
Other income                                             12,744                                                12,744
Other expense                                            (2,808)                                               (2,808)
                                                    -----------      ---------        ---------           -----------
Income before income taxes and minority
   interests                                          5,355,459       (452,659)          22,945             4,925,745
Income taxes                                            692,757                                               692,757
                                                    -----------      ---------        ---------           -----------
Income before minority interests                      4,662,702       (452,659)          22,945             4,232,988
Minority interests                                      (58,372)                         58,372    (f)       (106,482)
                                                                                       (106,482)   (f)
                                                    -----------      ---------        ---------           -----------
Net income (loss)                                   $ 4,604,330      $(452,659)       $ (25,165)          $ 4,126,506
                                                    ===========      =========        =========           ===========


Pro Forma Net income per share (g)                                                                        $      0.30
                                                                                                          ===========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                            ASSUMING MINIMUM APPROVAL
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                      Beijing                          Pro Forma           Pro forma
                                                       Origin          Chardan        Adjustments          Combined
                                                    -----------      -----------      ------------        -----------
                                                                     (unaudited)
Revenues                                            $25,726,161                                           $25,726,161
Cost of revenues                                     15,957,205                                            15,957,205
                                                    -----------                                           -----------
Gross Profit                                          9,768,956                                             9,768,956
                                                    -----------                                           -----------
Operating expenses
   Selling and marketing expenses                     1,851,401                                             1,851,401
   General and administrative expenses                1,987,808        544,697                              2,532,505
   Research and development expenses                    553,824                                               553,824
                                                    -----------      ---------                            -----------
Total operating expenses                              4,393,033        544,697                              4,937,730
                                                    -----------      ---------                            -----------
Income from operations                                5,375,923       (544,697)                             4,831,226
Interest expense                                        (61,728)                                              (61,728)
Interest income                                          31,328         92,038                                123,366
Other income                                             12,744                                                12,744
Other expense                                            (2,808)                                               (2,808)
                                                    -----------      ---------        ---------           -----------
Income before income taxes and minority
   interests                                          5,355,459       (452,659)              --             4,902,800
Income taxes                                            692,757                                               692,757
                                                    -----------      ---------        ---------           -----------
Income before minority interests                      4,662,702       (452,659)              --             4,210,043
Minority interests                                      (58,372)                         58,372    (f)       (106,482)
                                                                                       (106,482)   (f)
                                                    -----------      ---------        ---------           -----------
Net income (loss)                                   $ 4,604,330      $(452,659)       $ (48,110)          $ 4,103,561
                                                    ===========      =========        =========           ===========


Pro Forma Net income per share (g)                                                                        $      0.31
                                                                                                          ===========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                      Beijing                          Pro Forma            Pro forma
                                                       Origin          Chardan        Adjustments           Combined
                                                    -----------      -----------      ------------         -----------
                                                                     (unaudited)
Revenues                                            $23,155,094                                            $23,155,094
Cost of revenues                                     14,375,059                                             14,375,059
                                                    -----------                                            -----------
Gross Profit                                          8,780,035                                              8,780,035
                                                    -----------                                            -----------
Operating expenses
   Selling and marketing expenses                     1,608,257                                              1,608,257
   General and administrative expenses                2,289,320          535                                 2,289,855
   Research and development expenses                    638,905                                                638,905
                                                    -----------        -----                               -----------
Total operating expenses                              4,536,482          535                                 4,537,017
                                                    -----------        -----                               -----------
Income from operations                                4,243,553         (535)                                4,243,018
Interest expense                                        (58,395)                                               (58,395)
Interest income                                         102,149                                                102,149
Other income                                            137,392                                                137,392
Other expense                                                --                                                     --
                                                    -----------        -----            --------           -----------
Income before income taxes and minority
   interests                                          4,424,699         (535)                 --             4,424,164
Income taxes                                            943,358                                                943,358
                                                    -----------        -----            --------           -----------
Income before minority interests                      3,481,341         (535)                 --             3,480,806
Minority interests                                       16,618                          (16,618)   (f)         67,915
                                                                                          67,915    (f)
                                                    -----------        -----            ---------          -----------
Net income (loss)                                   $ 3,497,959        $(535)           $ 51,297           $ 3,548,721
                                                    ===========        =====            ========           ===========


Pro Forma Net income per share (g)                                                                         $      0.32
                                                                                                           ===========

(1) From December 5, 2003 (inception) to December 31, 2003

                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                              PRO FORMA ADJUSTMENTS

(a)   to record the release of funds held in trust by Chardan

(b) to record the payment of the $10,000,000 initial cash payment, net of $250,000 hold back to secure indemnification obligations

(c1) assuming maximum approval, to reclassify common stock held in trust to permanent equity and to record related deferred interest as income

(c2) assuming minimum approval, to record refund of funds to dissenting shareholders

(d) to record the issuance of 10,200,000 shares of Chardan common stock for all the shares of Beijing Origin (e) to eliminate the accumulated deficit (as adjusted when assuming maximum approval) of Chardan as the accounting acquiree under the reverse acquisition application of the purchase method of accounting

(f)   to  eliminate   the  current   minority   interest  in  Beijing   Origin's
      subsidiaries and record the applicable minority interest subsequent to the Transaction

(g) Pro forma net income per share was calculated by dividing pro forma net income by the weighted average number of shares outstanding as follows:

--------------------------------------------------------------------------------
                                 Year ended               Nine-months ended
                              December 31, 2003          September 30, 2004
                              -----------------      --------------------------
--------------------------------------------------------------------------------
                                   Assuming           Assuming        Assuming
                                   Maximum            Maximum         Minimum
                                   Approval           Approval        Approval
                                    (100%)             (100%)         (80.1%)
                                  ----------         ----------      ----------
--------------------------------------------------------------------------------
Shares issued in the              10,200,000         10,200,000      10,200,000
Transaction
--------------------------------------------------------------------------------
Chardan weighted average             875,000          3,710,128       3,143,386
shares                            ----------         ----------      ----------
--------------------------------------------------------------------------------
                                  11,075,000         13,910,128      13,343,386
                                  ==========         ==========      ==========
--------------------------------------------------------------------------------

Options and warrants have not been considered since the related exercise prices are in excess of the market prices during the periods.